UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 29, 2008
                                -----------------

                       PROVIDENT FINANCIAL SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                          001-31566             42-1547151
-----------------------------      ---------------------      ----------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                     07306-4599
------------------------------------------                     ----------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events
            ------------

     The Provident Bank, the wholly owned subsidiary of Provident Financial Services, Inc., completed the sale of its branch office located at 2518 Old Hooper Avenue, Brick, New Jersey to Nara Bank on February 29, 2008. After giving effect to this sale, The Provident Bank, a New Jersey chartered savings bank, operates 84 full-service branch offices in Hudson, Bergen, Essex, Mercer, Middlesex, Monmouth, Morris, Ocean, Somerset and Union counties.


Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (a) Financial Statements of Businesses Acquired. Not applicable

            (b) Pro Forma Financial Information. Not applicable

            (c) Shell company transactions. Not applicable

            (d) Exhibits.  Not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       PROVIDENT FINANCIAL SERVICES, INC.



DATE: March 3, 2008             By: /s/ Paul M. Pantozzi
                                        --------------------------------------
                                        Paul M. Pantozzi
                                        Chairman and Chief Executive Officer